SL GREEN
REALTY CORP.

FIRST QUARTER 2021 SUPPLEMENTAL DATA

March 31, 2021

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of March 31, 2021, the Company held interests in 84 buildings totaling 37.8 million square feet. This included ownership interests in 28.3 million square feet in Manhattan buildings and 8.7 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green maintains a website at https://slgreen.com where key investor relations data can be found. This supplemental financial package is available through the Company’s website.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements, including the statements herein under the section entitled "Guidance." These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2021 that will be included on Form 10-Q to be filed on or before May 5, 2021.

Supplemental Information	2	First Quarter 2021

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	23

Lease Liability Schedule	24

Debt and Preferred Equity Investments	25	-	27

Selected Property Data
Property Portfolio	28	-	32
Largest Tenants	33
Tenant Diversification	34
Leasing Activity	35	-	36
Lease Expirations	37	-	38

Summary of Real Estate Acquisition/Disposition Activity	39	-	43

Corporate Information	44

Non-GAAP Disclosures and Reconciliations	45

Analyst Coverage	48

Supplemental Information	3	First Quarter 2021

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average borrowing rate.  Capitalized Interest is a component of the carrying value in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the acquisition of a property or which are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2021 are as follows:

Added to Same-Store in 2021:	Removed from Same-Store in 2021:
115 Spring Street	750 Third Avenue (redevelopment)
760 Madison Avenue (redevelopment)
55 West 46th Street "Tower 46" (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.

Supplemental Information	4	First Quarter 2021

DEFINITIONS

SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	First Quarter 2021

FIRST QUARTER 2021 HIGHLIGHTS Unaudited

New York, NY, April 21, 2021 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended March 31, 2021 of $(7.5) million, or $(0.11) per share, as compared to net income of $114.8 million, or $1.51 per share, for the same quarter in 2020. Net income attributable to common stockholders for the first quarter of 2020 included $72.3 million, or $0.90 per share, of net gains recognized from the sale of 315 West 33rd Street, also known as The Olivia, and $37.7 million, or $0.47 per share, of incremental income from Credit Suisse at One Madison Avenue.
The Company reported FFO for the quarter ended March 31, 2021 of $128.3 million, or $1.73 per share, inclusive of $10.5 million, or $0.14 per share, of lease termination income, as compared to FFO for the same period in 2020 of $172.0 million, or $2.08 per share. FFO for the first quarter of 2020 included $37.7 million, or $0.47 per share, of incremental income from Credit Suisse at One Madison Avenue.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended March 31, 2021, the Company reported consolidated revenues and operating income of $226.1 million and $105.9 million, respectively, compared to $314.3 million and $162.8 million, respectively, for the same period in 2020.
To date, the Company has collected gross tenant billings, including rent and other billable expenses for the first quarter of 2021, as follows:

	Office	Retail	Overall (1)
1Q 2021	98.0%	85.0%	95.3%
	(1) Includes garage, suburban and residential properties
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures decreased by 1.4% for the first quarter of 2021, and decreased 1.4% excluding lease termination income, as compared to the same period in 2020.
During the first quarter of 2021, the Company signed 21 office leases in its Manhattan portfolio totaling 352,752 square feet. Thirteen leases comprising 187,326 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $57.16 per rentable square foot, representing a 2.8% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first quarter of 2021 was 5.8 years and average tenant concessions were 6.9 months of free rent with a tenant improvement allowance of $61.90 per rentable square foot.
Occupancy in the Company's Manhattan same-store office portfolio was 94.2% as of March 31, 2021, inclusive of 96,653 square feet of leases signed but not yet commenced, as compared to 94.4% at the end of the previous quarter.
Significant leases that were signed in the first quarter included:
•New lease with Beam Suntory for 99,556 square feet at 11 Madison Avenue, for 15.0 years;
•New lease with a financial service firm for 26,770 square feet at One Vanderbilt Avenue, for 15.0 years;
•New lease with Grand Central Office Suites, LLC for 19,647 square feet at 420 Lexington Avenue, for 16.3 years;
•New lease with Ellington Management Group, LLC for 19,587 square feet at 711 Third Avenue, for 5.0 years; and
•New lease with Walker & Dunlop, LLC for 16,614 square feet at One Vanderbilt Avenue, for 7.0 years.
Investment Activity
To date, the Company has repurchased a total of 32.8 million shares of its common stock and redeemed 1.3 million OP units for a combined total of $2.9 billion under the previously announced $3.5 billion share repurchase program.
In February, the Company closed on the previously announced sale of its 25.0% interest in the commercial condominium units located at 55 West 46th Street, also known as "Tower 46", for a gross valuation of $275.0 million, or $793 per square foot, to a Brookfield Asset Management real estate fund. The commercial condominium units consisted of office floors 2, 22-34, a retail store on 46th Street and the building's parking garage and fitness center. The transaction generated net cash proceeds to the Company of $20.9 million.
In April, the Company entered into an agreement to sell its 20.0% interest in 605 West 42nd Street, also known as "Sky," for a gross asset valuation of $858.1 million. The Company acquired its interest in Sky in 2016 as part of the origination of a mezzanine loan to The Moinian Group in 2014. The 71-story, 948,233 square foot luxury multifamily tower is 90.0% occupied, includes 295 affordable units of dedicated affordable housing and 68,000 square feet of retail space. The transaction is expected to close in the second quarter of 2021, subject to customary closing conditions, and generate net cash proceeds to the Company of approximately $53.0 million.
In April, the Company entered into an agreement to sell its interests in 400 East 57th Street for a gross asset valuation of $133.5 million. The property includes 263 residential units and approximately 10,000 square feet of retail leased to essential service providers. The transaction is expected to close in the third quarter of 2021, subject to customary closing conditions, and generate net cash proceeds to the Company of approximately $18.0 million.

Supplemental Information	6	First Quarter 2021

FIRST QUARTER 2021 HIGHLIGHTS Unaudited

Debt and Preferred Equity Investment Activity
The carrying value of the Company’s DPE portfolio was $1.13 billion at March 31, 2021. The portfolio is comprised of $1.10 billion of investments at a weighted average current yield of 6.9%, or 8.6% excluding the effect of $232.1 million of investments that are on non-accrual, that are classified in the debt and preferred equity line item on the balance sheet, and mortgage investments aggregating $0.03 billion at a weighted average current yield of 3.6% that are included in other balance sheet line items for accounting purposes.
Financing Activity
During the first quarter of 2021, the Company, along with its joint venture partners, entered into $2.25 billion of 10-year, fixed-rate forward starting swaps in anticipation of a refinancing of One Vanderbilt Avenue, which is anticipated to be in excess of the swapped amount. The swaps have a weighted average interest rate of 1.6114%.
ESG Achievements
In April, the Company announced that it earned the WELL Health-Safety Rating across its entire 23 million square foot core portfolio, including at One Vanderbilt Avenue, one month after SL Green moved its headquarters into the sky-line defining tower in the heart of East Midtown. The WELL Health-Safety Rating is an evidence-based rating verified through the International WELL Building Institute (IWBI) that focuses on operational policies, maintenance protocols, stakeholder engagement, and emergency plans to address a post-COVID-19 environment.
Achieving the WELL Health-Safety Rating across the entire core portfolio is a testament to the effectiveness of SL Green’s response to the new operating conditions under COVID-19. The company is at the forefront of instituting new policies and initiatives to protect occupant health and to keep tenants and employees informed through a comprehensive COVID-19 plan called SL Green Forward. SL Green Forward is an extension of the company’s best-in-class operating platform to promote a high degree of safety, cleanliness, and wellness for all building occupants.
In April, the Company announced that it has received a 2021 ENERGY STAR Partner of the Year Sustained Excellence Award for the fourth consecutive year. This award honors organizations across the United States that have implemented distinguished corporate energy management programs. Less than one percent of 16,000 U.S. Environmental Protection Agency (EPA) partners achieve the Sustained Excellence distinction.
The U.S. Department of Energy and EPA awarded SL Green this award, the highest level of EPA recognition, for its extensive tenant outreach on energy efficiency, educational programs and widespread promotion of ENERGY STAR tools and best practices. As a continued leader in this space, SL Green achieved ENERGY STAR labels for over 14 buildings covering 10.6 million square feet across its industry-leading portfolio in 2020.

Dividends
In the first quarter of 2021, the Company declared:
•Three monthly dividends on its outstanding common stock of $0.3033 per share which were paid on February 15, March 15, and April 15, 2021, equating to an annualized dividend of $3.64 per share of common stock; and
•Quarterly dividends on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period January 15, 2021 through and including April 14, 2021, which was paid on April 15, 2021 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, April 22, 2021 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using conference ID 1787091.
A replay of the call will be available for 7 days after the call by dialing (855) 859-2056 using conference ID 1787091. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts.”
Company Profile
SL Green Realty Corp., Manhattan's largest office landlord, is a fully integrated real estate investment trust, or REIT, that is focused primarily on acquiring, managing and maximizing value of Manhattan commercial properties. As of March 31, 2021, SL Green held interests in 84 buildings totaling 37.8 million square feet. This included ownership interests in 28.3 million square feet of Manhattan buildings and 8.7 million square feet securing debt and preferred equity investments.
To be added to the Company's distribution list or to obtain the latest news releases and other Company information, please visit our website at www.slgreen.com or contact Investor Relations at investor.relations@slgreen.com.

Supplemental Information	7	First Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted (1)	$(0.11)	$2.41	$0.19	$0.74	$1.51
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.73	$1.59	$1.80	$1.74	$2.14
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.73	$1.56	$1.75	$1.70	$2.08

Common Share Price & Dividends
Closing price at the end of the period (1)	$69.99	$61.32	$47.72	$50.73	$44.36
Closing high price during period (1)	$77.76	$65.76	$52.74	$64.96	$98.56
Closing low price during period (1)	$58.13	$42.87	$45.11	$37.90	$42.34
Annual dividend per common share	$3.64	$3.64	$3.54	$3.54	$3.54

FFO payout ratio (trailing 12 months)	53.3%	50.3%	48.6%	48.2%	46.9%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	59.5%	62.0%	59.3%	67.0%	73.6%

Common Shares & Units
Common shares outstanding (1)	69,354	68,508	70,969	71,586	74,365
Units outstanding	4,156	3,939	4,027	4,045	4,145
Total common shares and units outstanding	73,510	72,447	74,996	75,631	78,510

Weighted average common shares and units outstanding - basic (1)	73,158	74,072	74,972	77,658	79,876
Weighted average common shares and units outstanding - diluted (1)	74,070	75,163	75,414	78,066	80,352
Weighted average common shares and units outstanding - pro forma (2)	74,070	76,575	77,491	80,219	82,567

Market Capitalization
Market value of common equity	$5,144,965	$4,442,450	$3,578,809	$3,836,761	$3,482,704
Liquidation value of preferred equity/units	428,503	432,169	432,169	455,448	496,020
Consolidated debt	5,349,310	4,963,249	5,466,849	6,189,658	6,162,819
Consolidated market capitalization	$10,922,778	$9,837,868	$9,477,827	$10,481,867	$10,141,543
SLG share of unconsolidated JV debt	4,422,585	4,672,371	4,588,930	4,230,047	4,132,083
Market capitalization including SLG share of unconsolidated JVs	$15,345,363	$14,510,239	$14,066,757	$14,711,914	$14,273,626

Consolidated debt service coverage (trailing 12 months)	3.61x	3.54x	3.52x	3.40x	3.39x
Consolidated fixed charge coverage (trailing 12 months)	2.85x	2.82x	2.83x	2.75x	2.77x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.41x	2.41x	2.44x	2.41x	2.41x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.04x	2.06x	2.08x	2.06x	2.08x

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The share-related data presented here for the periods ending 12/31/20, 9/30/20, 6/30/20, and 3/31/20 have been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding for the 2020 periods presented, which adjusts the share counts back to the originally-reported numbers.

Supplemental Information	8	First Quarter 2021

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2021		12/31/2020	9/30/2020	6/30/2020	3/31/2020

Selected Balance Sheet Data
Real estate assets before depreciation	$7,830,574		$7,355,079	$9,021,490	$9,046,938	$9,061,831
Investments in unconsolidated joint ventures	$3,698,701		$3,823,322	$2,946,673	$2,952,681	$2,848,363
Debt and preferred equity investments	$1,097,202		$1,076,542	$1,153,363	$1,221,936	$1,783,336
Cash and cash equivalents	$304,999		$266,059	$221,404	$1,015,348	$554,195
Investment in marketable securities	$23,784		$28,570	$27,734	$27,345	$25,353

Total assets	$12,044,045		$11,707,567	$12,324,039	$13,071,564	$13,220,607

Fixed rate & hedged debt	$3,932,789		$3,135,572	$3,338,268	$3,379,743	$3,032,513
Variable rate debt	1,416,521	(1)	1,827,677	2,128,581	2,809,915	3,130,306
Total consolidated debt	$5,349,310		$4,963,249	$5,466,849	$6,189,658	$6,162,819
Deferred financing costs, net of amortization	(30,558)		(34,521)	(47,677)	(48,344)	(39,553)
Total consolidated debt, net	$5,318,752		$4,928,728	$5,419,172	$6,141,314	$6,123,266

Total liabilities	$6,535,798		$6,211,341	$6,634,385	$7,281,652	$7,251,728

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$6,155,058		$5,632,531	$5,837,841	$5,609,865	$5,265,219
Variable rate debt, including SLG share of unconsolidated JV debt	3,616,837	(1)	4,003,089	4,217,938	4,809,840	5,029,683
Total debt, including SLG share of unconsolidated JV debt	$9,771,895		$9,635,620	$10,055,779	$10,419,705	$10,294,902

Selected Operating Data
Property operating revenues	$188,089		$190,391	$195,515	$195,886	$222,631
Property operating expenses	(94,434)		(93,909)	(96,405)	(90,389)	(107,855)
Property NOI	$93,655		$96,482	$99,110	$105,497	$114,776
SLG share of unconsolidated JV Property NOI	86,483		78,378	82,384	76,705	73,992
Property NOI, including SLG share of unconsolidated JV Property NOI	$180,138		$174,860	$181,494	$182,202	$188,768
Investment income	19,273		18,699	22,988	39,943	38,533
Other income	18,740		25,808	31,341	17,870	53,139
Marketing general & administrative expenses	(22,885)		(25,144)	(23,602)	(23,510)	(19,570)
SLG share of investment income and other income from unconsolidated JVs	2,642		2,041	4,814	2,939	1,918
Income taxes	708		(859)	—	900	1,134
Transaction costs, including SLG share of unconsolidated JVs	(22)		(20)	(45)	(373)	(65)
Loan loss and other investment reserves, net of recoveries	—		(8,280)	(8,957)	(6,813)	(11,248)
EBITDAre	$198,594		$187,105	$208,033	$213,158	$252,609

(1) Does not reflect $352.6 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	First Quarter 2021

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020

Selected Operating Data
Property operating revenues	$183,701	$184,227	$189,263	$188,134	$214,373
Property operating expenses	87,056	87,966	88,115	79,560	97,312
Property NOI	$96,645	$96,261	$101,148	$108,574	$117,061

Other income - consolidated	$11,748	$2,575	$20,975	$12,448	$45,348

SLG share of property NOI from unconsolidated JVs	$86,483	$78,379	$82,384	$76,704	$73,992

Office Portfolio Statistics
Consolidated office buildings in service	18	18	18	18	18
Unconsolidated office buildings in service	9	11	11	10	10
	27	29	29	28	28

Consolidated office buildings in service - square footage	10,526,345	10,681,045	10,647,191	10,647,191	10,647,191
Unconsolidated office buildings in service - square footage	10,869,183	11,841,483	11,841,483	11,216,183	11,216,183
	21,395,528	22,522,528	22,488,674	21,863,374	21,863,374

Same-Store office occupancy (consolidated + JVs)	93.8%	93.6%	94.0%	93.9%	93.9%
Same-Store office occupancy inclusive of leases signed not yet commenced	94.2%	94.4%	95.2%	95.5%	95.7%

Office Leasing Statistics
New leases commenced	21	16	25	9	27
Renewal leases commenced	7	12	18	25	5
Total office leases commenced	28	28	43	34	32

Commenced office square footage filling vacancy	216,182	42,262	44,168	46,502	29,938
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	292,625	473,133	305,811	269,823	136,523
Total office square footage commenced	508,807	515,395	349,979	316,325	166,461

Average starting cash rent psf - office leases commenced	$56.64	$61.66	$67.54	$75.50	$68.33
Previous escalated cash rent psf - office leases commenced (3)	$60.33	$63.08	$67.29	$73.84	$73.52
Increase in new cash rent over previously escalated cash rent (2) (3)	(6.1)%	(2.3)%	0.4%	2.2%	(7.1)%
Average lease term	8.1	8.0	6.5	7.8	11.3
Tenant concession packages psf	$70.04	$48.13	$38.49	$31.37	$60.30
Free rent months	6.0	5.5	6.7	5.0	6.0

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	First Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2021		12/31/2020		9/30/2020		6/30/2020	3/31/2020
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,445,199		$1,315,832		$1,639,118		$1,625,483	$1,662,840
Building and improvements	4,096,930		4,168,193		5,483,155		5,363,464	5,417,965
Building leasehold and improvements	1,730,418		1,448,134		1,442,251		1,443,855	1,435,811
Right of use asset - financing leases	55,711		55,711		75,711		176,152	163,960
Right of use asset - operating leases	502,316		367,209		381,255		381,255	381,255
	7,830,574		7,355,079		9,021,490		8,990,209	9,061,831
Less: accumulated depreciation	(2,004,945)		(1,956,077)		(2,260,247)		(2,186,157)	(2,130,033)
Net real estate	5,825,629		5,399,002		6,761,243		6,804,052	6,931,798

Other real estate investments:
Investment in unconsolidated joint ventures	3,698,701		3,823,322		2,946,673		2,952,681	2,848,363
Debt and preferred equity investments, net	1,097,202	(1)	1,076,542	(1)	1,153,363	(1)	1,221,936	1,783,336

Assets held for sale, net	—		—		—		49,687	—
Cash and cash equivalents	304,999		266,059		221,404		1,015,348	554,195
Restricted cash	96,608		106,736		83,045		85,935	66,827
Investment in marketable securities	23,784		28,570		27,734		27,345	25,353
Tenant and other receivables	42,505		44,507		72,806		90,305	88,587
Related party receivables	34,310		34,657		31,936		16,984	26,092
Deferred rents receivable	304,420		302,791		304,673		302,729	310,138
Deferred costs, net	170,252		177,168		206,289		217,812	232,274
Other assets	445,635		448,213		514,873		286,750	353,644

Total Assets	$12,044,045		$11,707,567		$12,324,039		$13,071,564	$13,220,607

(1) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.

Supplemental Information	11	First Quarter 2021

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Liabilities
Mortgages and other loans payable	$1,867,663	$2,001,361	$2,424,721	$2,348,483	$2,010,217
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,251,647	1,251,888	1,252,128	1,252,366	1,252,602
Revolving credit facility	630,000	110,000	190,000	950,000	1,300,000
Deferred financing costs	(30,558)	(34,521)	(47,677)	(48,344)	(39,553)
Total debt, net of deferred financing costs	5,218,752	4,828,728	5,319,172	6,002,505	6,023,266
Accrued interest	22,796	14,825	23,438	14,903	26,377
Accounts payable and accrued expenses	120,015	151,309	152,983	165,565	158,750
Deferred revenue	119,215	118,572	117,615	99,655	116,197
Lease liability - financing leases	152,622	152,521	174,983	174,732	162,299
Lease liability - operating leases	455,385	339,458	358,419	361,221	363,990
Dividends and distributions payable	24,924	149,294	25,486	25,611	26,563
Security deposits	54,181	53,836	56,212	58,486	59,318
Liabilities related to assets held for sale	—	—	—	38,272	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	267,908	302,798	306,077	240,702	214,968
Total liabilities	6,535,798	6,211,341	6,634,385	7,281,652	7,251,728

Noncontrolling interest in operating partnership
(3,939 units outstanding) at 3/31/2021	374,124	358,262	353,480	358,702	358,895
Preferred units	198,503	202,169	202,169	225,448	266,019

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 70,380
issued and outstanding at 3/31/2021, including 1,026 shares held in treasury	705	716	741	748	776
Additional paid–in capital	3,913,258	3,862,949	3,998,516	4,021,891	4,146,306
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(18,897)	(67,247)	(76,200)	(82,371)	(80,868)
Retained earnings	918,077	1,015,462	1,035,172	1,081,821	1,099,369
Total SL Green Realty Corp. stockholders' equity	4,911,026	4,909,763	5,056,112	5,119,972	5,263,466

Noncontrolling interest in other partnerships	24,594	26,032	77,893	85,790	80,499

Total equity	4,935,620	4,935,795	5,134,005	5,205,762	5,343,965

Total Liabilities and Equity	$12,044,045	$11,707,567	$12,324,039	$13,071,564	$13,220,607

Supplemental Information	12	First Quarter 2021

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2021	2020	2020	2020
Revenues
Rental revenue, net	$162,810	$195,463	$165,243	$173,536
Escalation and reimbursement revenues	25,279	27,168	25,148	21,979
Investment income	19,273	38,533	18,699	22,988
Other income	18,740	53,139	25,808	31,341
Total Revenues, net	226,102	314,303	234,898	249,844

Equity in net loss from unconsolidated joint ventures	(2,864)	(12,814)	(9,750)	(432)

Expenses
Operating expenses	42,284	53,866	42,527	45,910
Operating lease rent	6,739	7,367	6,872	6,973
Real estate taxes	45,411	46,622	44,510	43,522
Loan loss and other investment reserves, net of recoveries	—	11,248	8,280	8,957
Transaction related costs	22	65	20	45
Marketing, general and administrative	22,885	19,570	25,144	23,602
Total Operating Expenses	117,341	138,738	127,353	129,009

Operating Income	105,897	162,751	97,795	120,403

Interest expense, net of interest income	23,388	37,494	25,579	23,536
Amortization of deferred financing costs	3,774	2,500	3,482	3,151
Depreciation and amortization	62,996	68,279	56,932	92,516
Income from Continuing Operations (1)	15,739	54,478	11,802	1,200

(Loss) gain on sale of real estate and discontinued operations	(1,388)	72,636	51,882	26,104
Equity in net (loss) gain on sale of joint venture interest / real estate	(12,629)	—	2,961	—
Purchase price and other fair value adjustments	2,664	—	187,522	—
Depreciable real estate reserves	(8,241)	—	(53,827)	(6,627)
Net (Loss) Income	(3,855)	127,114	200,340	20,677

Net loss (income) attributable to noncontrolling interests	1,975	(5,909)	(23,738)	(1,216)
Dividends on preferred units	(1,846)	(2,666)	(1,864)	(1,864)

Net (Loss) Income Attributable to SL Green Realty Corp	(3,726)	118,539	174,738	17,597

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(3,738)

Net (Loss) Income Attributable to Common Stockholders	$(7,464)	$114,801	$171,001	$13,859

Earnings per share - Net (loss) income per share (basic) (2)	$(0.11)	$1.51	$2.43	$0.19
Earnings per share - Net (loss) income per share (diluted) (2)	$(0.11)	$1.51	$2.41	$0.19
(1) Before gain on sale and equity in net (loss) gain and depreciable real estate reserves shown below.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. 2020 basic and diluted Earnings per share have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	13	First Quarter 2021

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2021	2020	2020	2020
Funds from Operations
Net (Loss) Income Attributable to Common Stockholders	$(7,464)	$114,801	$171,001	$13,859

Depreciation and amortization	62,996	68,279	56,932	92,516
Joint ventures depreciation and noncontrolling interests adjustments	55,702	56,318	56,560	47,884
Net (loss) income attributable to noncontrolling interests	(1,975)	5,909	23,738	1,216
(Loss) gain on sale of real estate and discontinued operations	1,388	(72,636)	(51,882)	(26,104)
Equity in net loss (gain) on sale of joint venture property / real estate	12,629	—	(2,961)	—
Purchase price and other fair value adjustments	(2,664)	—	(187,522)	—
Depreciable real estate reserves	8,241	—	53,827	6,627
Non-real estate depreciation and amortization	(527)	(650)	(541)	(538)
Funds From Operations	$128,326	$172,021	$119,152	$135,460

Funds From Operations - Basic per Share (1)	$1.75	$2.15	$1.59	$1.80

Funds From Operations - Diluted per Share (1)	$1.73	$2.14	$1.59	$1.80

Funds From Operations - Pro forma per Share (2)	$1.73	$2.08	$1.56	$1.75

Funds Available for Distribution
FFO	$128,326	$172,021	$119,152	$135,460

Non real estate depreciation and amortization	527	650	541	538
Amortization of deferred financing costs	3,774	2,500	3,482	3,151
Non-cash deferred compensation	12,965	16,865	12,256	9,381
FAD adjustment for joint ventures	(23,081)	(13,219)	(18,800)	(10,811)
Straight-line rental income and other non-cash adjustments	(883)	(47,359)	6,513	6,647
Second cycle tenant improvements	(2,923)	(18,637)	(14,927)	(9,019)
Second cycle leasing commissions	(8)	(3,044)	(4,274)	(1,051)
Revenue enhancing recurring CAPEX	(230)	(184)	(53)	(90)
Non-revenue enhancing recurring CAPEX	(2,419)	(3,609)	(9,460)	(4,267)
Reported Funds Available for Distribution	$116,048	$105,984	$94,430	$129,939

First cycle tenant improvements	$1,261	$4,395	$6,694	$1,338
First cycle leasing commissions	$135	$1,741	$4,428	$172
Development costs	$15,179	$22,478	$36,891	$13,977
Redevelopment costs	$1,608	$35,885	$99,874	$52,261
Capitalized interest	$17,583	$20,483	$17,638	$20,677

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2020 basic and diluted FFO per share numbers have been retroactively adjusted to reflect the impact of the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding for the 2020 periods presented, which adjusts the share counts back to the originally-reported numbers.

Supplemental Information	14	First Quarter 2021

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2020	$221,932	$716	$3,862,949	$(124,049)	$1,015,462	$26,032	$(67,247)	$4,935,795

Net loss					(3,726)	(1,499)		(5,225)
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.91 per common share)					(63,312)			(63,312)
Cash distributions to noncontrolling interests						(110)		(110)
Issuance of stock dividend and reverse stock split			123,529					123,529
Other comprehensive income - unrealized gain on derivative instruments							13,967	13,967
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							34,630	34,630
Other comprehensive loss - unrealized loss on marketable securities							(247)	(247)
DRSPP proceeds			351					351
Repurchases of common stock		(13)	(80,297)					(80,310)
Contributions to consolidated joint ventures						171		171
Reallocation of noncontrolling interests in the Operating Partnership					(26,609)			(26,609)
Deferred compensation plan and stock awards, net		2	6,726					6,728
Balance at March 31, 2021	$221,932	$705	$3,913,258	$(124,049)	$918,077	$24,594	$(18,897)	$4,935,620

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2020 (1)	68,508,127	3,938,823	—	72,446,950

YTD share activity	845,479	217,459	—	1,062,938
Share Count at March 31, 2021	69,353,606	4,156,282	—	73,509,888

Weighting factor	221,676	(8,096)	346,734	560,314
Weighted Average Share Count at March 31, 2021 - Diluted	69,575,282	4,148,186	346,734	74,070,202

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2020 common shares outstanding have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	15	First Quarter 2021

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2021		December 31, 2020		September 30, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,981,820	$1,951,554	$4,487,855	$2,248,837	$4,036,313	$2,020,157
Building and improvements	11,401,089	5,864,323	12,019,429	6,208,316	11,006,016	5,687,419
Building leasehold and improvements	431,824	207,640	430,881	207,451	429,837	207,242
Right of use asset - financing leases	740,832	345,489	740,832	345,489	736,081	342,115
Right of use asset - operating leases	231,553	115,776	246,949	131,172	258,248	134,939
	16,787,118	8,484,782	17,925,946	9,141,265	16,466,495	8,391,872
Less: accumulated depreciation	(1,543,787)	(710,437)	(1,782,066)	(823,829)	(1,420,892)	(642,507)
Net real estate	15,243,331	7,774,345	16,143,880	8,317,436	15,045,603	7,749,365

Cash and cash equivalents	217,530	96,217	244,295	122,150	222,531	107,372
Restricted cash	100,223	50,105	112,781	58,766	103,956	55,006
Tenant and other receivables	37,740	12,499	41,752	15,237	55,334	22,476
Deferred rents receivable	374,462	188,954	362,131	176,410	348,805	169,014
Deferred costs, net	210,164	122,354	221,761	125,669	217,409	122,223
Other assets	1,740,281	810,220	1,779,851	829,679	1,723,131	779,717
Total Assets	$17,923,731	$9,054,694	$18,906,451	$9,645,347	$17,716,769	$9,005,173

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $98,252 at 3/31/2021, of which $45,927 is SLG share	$9,414,923	$4,376,658	$9,749,204	$4,618,052	$9,652,507	$4,546,491
Accrued interest	26,244	10,569	26,829	10,570	26,624	10,912
Accounts payable and accrued expenses	223,559	109,309	286,454	146,477	221,465	111,376
Deferred revenue	1,311,191	581,277	1,341,571	593,795	1,400,458	625,011
Lease liability - financing leases	743,804	346,677	743,540	346,647	738,535	343,251
Lease liability - operating leases	241,819	120,909	259,024	137,200	276,942	143,482
Security deposits	20,306	9,601	25,122	10,865	26,605	11,315
Other liabilities	103,290	71,500	125,701	86,531	20,278	11,394
Equity	5,838,595	3,428,194	6,349,006	3,695,210	5,353,355	3,201,941
Total Liabilities and Equity	$17,923,731	$9,054,694	$18,906,451	$9,645,347	$17,716,769	$9,005,173

Supplemental Information	16	First Quarter 2021

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2021		December 31, 2020		March 31, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$249,971	$115,335	$241,298	$113,658	$238,412	$105,304
Escalation and reimbursement revenues	42,938	18,324	39,228	18,455	39,651	18,192
Investment income	1,215	296	860	215	1,237	307
Other income	7,417	2,346	4,864	1,826	3,220	1,611
Total Revenues, net	$301,541	$136,301	$286,250	$134,154	$282,520	$125,414

Loss on early extinguishment of debt	—	—	(194)	(97)	—	—

Expenses
Operating expenses	$46,233	$19,881	$48,623	$23,087	$51,590	$22,479
Operating lease rent	5,644	2,824	5,187	2,611	6,361	3,090
Real estate taxes	54,592	24,471	59,067	28,037	53,372	23,935
Total Operating Expenses	$106,469	$47,176	$112,877	$53,735	$111,323	$49,504

Operating Income	$195,072	$89,125	$173,179	$80,322	$171,197	$75,910

Interest expense, net of interest income	$78,749	$33,427	$79,815	$34,413	$86,324	$35,777
Amortization of deferred financing costs	6,384	2,885	5,230	2,125	4,814	1,687
Depreciation and amortization	114,879	55,275	107,134	52,768	98,584	45,874
Net Loss	$(4,940)	$(2,462)	$(19,000)	$(8,984)	$(18,525)	$(7,428)

Real estate depreciation	114,592	55,218	106,842	52,712	98,296	45,817
FFO Contribution	$109,652	$52,756	$87,842	$43,728	$79,771	$38,389

FAD Adjustments:
Non real estate depreciation and amortization	$287	$57	$292	$56	$288	$57
Amortization of deferred financing costs	6,384	2,885	5,230	2,125	4,841	1,687
Straight-line rental income and other non-cash adjustments	(33,183)	(20,273)	(18,667)	(9,764)	(17,177)	(9,949)
Second cycle tenant improvement	(3,419)	(1,711)	(10,864)	(5,622)	(4,664)	(2,032)
Second cycle leasing commissions	(4,669)	(2,797)	(2,134)	(1,169)	(3,728)	(1,867)
Revenue enhancing recurring CAPEX	(36)	(315)	(894)	(324)	(555)	(57)
Non-revenue enhancing recurring CAPEX	(1,726)	(927)	(7,379)	(4,102)	(1,092)	(1,058)
Total FAD Adjustments	$(36,362)	$(23,081)	$(34,416)	$(18,800)	$(22,114)	$(13,219)

First cycle tenant improvement	$581	$158	$3,586	$1,003	$7,412	$3,647
First cycle leasing commissions	$7	$—	$1,216	$1,174	$252	$112
Development costs	$112,571	$71,745	$149,484	$97,676	$100,728	$71,527
Redevelopment costs	$126	$52	$1,748	$831	$1,251	$648
Capitalized interest	$10,223	$6,465	$9,994	$6,549	$8,729	$6,198

Supplemental Information	17	First Quarter 2021

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2021	2020	2020	2020

Net Operating Income (1)	$101,644	$120,619	$102,924	$102,749
SLG share of property NOI from unconsolidated JVs	87,687	75,067	79,472	83,549
NOI, including SLG share of unconsolidated JVs	$189,331	$195,686	$182,396	$186,298
Partners' share of NOI - consolidated JVs	95	(675)	(446)	(638)
NOI - SLG share	$189,426	$195,011	$181,950	$185,660

NOI, including SLG share of unconsolidated JVs	$189,331	$195,686	$182,396	$186,298
Free rent (net of amortization)	(13,928)	(3,804)	(8,221)	(6,055)
Amortization of acquired above and below-market leases, net	(2,410)	(5,060)	(3,588)	(4,541)
Straight-line revenue adjustment	(5,406)	(5,031)	(3,562)	(5,499)
Straight-line tenant credit loss	2,195	494	(512)	3,405
Operating lease straight-line adjustment	476	903	704	806
Cash NOI, including SLG share of unconsolidated JVs	$170,258	$183,188	$167,217	$174,414
Partners' share of cash NOI - consolidated JVs	92	(612)	(269)	(402)
Cash NOI - SLG share	$170,350	$182,576	$166,948	$174,012

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended March 31, 2021

	NOI	Cash NOI

Manhattan Operating Properties	$159,465	$147,488
Retail Operating Properties	7,592	7,191
Residential Operating Properties	1,456	1,436
Suburban Operating Properties	2,056	1,949
Development/Redevelopment	15,252	8,723
Total Operating and Development	185,821	166,787
Property Dispositions (2)	835	833
Other (3)	2,770	2,730
Total	$189,426	$170,350

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	18	First Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31	September 30,
	2021	2020	%	2020	2020
Revenues
Rental revenue, net	$142,831	$152,208	(6.2)%	$146,764	$150,928
Escalation & reimbursement revenues	18,896	21,487	(12.1)%	20,285	17,956
Other income	48	368	(87.0)%	1,274	356
Total Revenues	$161,775	$174,063	(7.1)%	$168,323	$169,240

Expenses
Operating expenses	$32,663	$39,191	(16.7)%	$32,784	$36,099
Operating lease rent	6,225	6,593	(5.6)%	5,340	6,232
Real estate taxes	37,175	35,762	4.0%	37,325	36,915
	$76,063	$81,546	(6.7)%	$75,449	$79,246

Operating Income	$85,712	$92,517	(7.4)%	$92,874	$89,994

Interest expense & amortization of financing costs	$17,794	$13,102	35.8%	$18,151	$18,241
Depreciation & amortization	47,225	53,877	(12.3)%	47,313	47,923

Income before noncontrolling interest	$20,693	$25,538	(19.0)%	$27,410	$23,830
Real estate depreciation & amortization	47,207	53,859	(12.4)%	47,295	47,905
FFO Contribution	$67,900	$79,397	(14.5)%	$74,705	$71,735

Non–building revenue	(35)	(327)	(89.3)%	(1,268)	(156)

Interest expense & amortization of financing costs	17,794	13,102	35.8%	18,151	18,241
Non-real estate depreciation	18	18	—%	18	18
NOI	$85,677	$92,190	(7.1)%	$91,606	$89,838

Cash Adjustments
Free rent (net of amortization)	$(4,695)	$(2,564)	83.1%	$(4,803)	$(5,643)
Straight-line revenue adjustment	130	(266)	(148.9)%	(1,095)	(1,365)
Amortization of acquired above and below-market leases, net	(241)	(1,716)	(86.0)%	(699)	(776)
Operating lease straight-line adjustment	245	288	(14.9)%	245	245
Straight-line tenant credit loss	1,363	12	100.0%	(68)	2,030
Cash NOI	$82,479	$87,944	(6.2)%	$85,186	$84,329

Operating Margins
NOI to real estate revenue, net	53.0%	53.1%		54.8%	53.0%
Cash NOI to real estate revenue, net	51.0%	50.6%		51.0%	49.8%

NOI before operating lease rent/real estate revenue, net	56.8%	56.9%		58.0%	56.7%
Cash NOI before operating lease rent/real estate revenue, net	54.7%	54.2%		54.0%	53.3%

Supplemental Information	19	First Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended
	March 31,	March 31,		December 31	September 30,
	2021	2020	%	2020	2020
Revenues
Rental revenue, net	$107,777	$104,472	3.2%	$103,007	$101,178
Escalation & reimbursement revenues	18,269	18,453	(1.0)%	16,473	16,920
Other income	877	961	(8.7)%	623	2,593
Total Revenues	$126,923	$123,886	2.5%	$120,103	$120,691

Expenses
Operating expenses	$18,818	$21,608	(12.9)%	$18,521	$18,035
Operating lease rent	2,824	2,904	(2.8)%	2,264	2,824
Real estate taxes	24,240	23,711	2.2%	24,446	23,373
	$45,882	$48,223	(4.9)%	$45,231	$44,232

Operating Income	$81,041	$75,663	7.1%	$74,872	$76,459

Interest expense & amortization of financing costs	$33,469	$38,139	(12.2)%	$33,958	$34,484
Depreciation & amortization	50,041	43,534	14.9%	44,291	44,697

Loss before noncontrolling interest	$(2,469)	$(6,010)	(58.9)%	$(3,377)	$(2,722)
Real estate depreciation & amortization	49,984	43,477	15.0%	44,234	44,640
FFO Contribution	$47,515	$37,467	26.8%	$40,857	$41,918

Non–building revenue	(839)	(951)	(11.8)%	(184)	(2,547)

Interest expense & amortization of financing costs	33,469	38,139	(12.2)%	33,958	34,484
Non-real estate depreciation	57	57	—%	57	57
NOI	$80,202	$74,712	7.3%	$74,688	$73,912

Cash Adjustments
Free rent (net of amortization)	$(2,603)	$(1,161)	124.2%	$(1,855)	$(72)
Straight-line revenue adjustment	(5,591)	(5,091)	9.8%	(3,739)	(4,906)
Amortization of acquired above and below-market leases, net	(4,303)	(3,821)	12.6%	(4,063)	(3,804)
Operating lease straight-line adjustment	232	342	(32.2)%	232	232
Straight-line tenant credit loss	838	471	77.9%	98	1,432
Cash NOI	$68,775	$65,452	5.1%	$65,361	$66,794

Operating Margins
NOI to real estate revenue, net	63.6%	60.8%		62.3%	62.6%
Cash NOI to real estate revenue, net	54.5%	53.2%		54.5%	56.5%

NOI before operating lease rent/real estate revenue, net	65.8%	63.1%		64.2%	65.0%
Cash NOI before operating lease rent/real estate revenue, net	56.6%	55.3%		56.2%	58.7%

Supplemental Information	20	First Quarter 2021

SELECTED FINANCIAL DATA 2021 Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended
	March 31,	March 31,		December 31	September 30,
	2021	2020	%	2020	2020
Revenues
Rental revenue, net	$142,831	$152,208	(6.2)%	$146,764	$150,928
Escalation & reimbursement revenues	18,896	21,487	(12.1)%	20,285	17,956
Other income	48	368	(87.0)%	1,274	356
Total Revenues	$161,775	$174,063	(7.1)%	$168,323	$169,240

Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(2,469)	$(6,010)	(58.9)%	$(3,377)	$(2,722)
Expenses
Operating expenses	$32,663	$39,191	(16.7)%	$32,784	$36,099
Operating lease rent	6,225	6,593	(5.6)%	5,340	6,232
Real estate taxes	37,175	35,762	4.0%	37,325	36,915
	$76,063	$81,546	(6.7)%	$75,449	$79,246

Operating Income	$83,243	$86,507	(3.8)%	$89,497	$87,272

Interest expense & amortization of financing costs	$17,794	$13,102	35.8%	$18,151	$18,241
Depreciation & amortization	47,225	53,877	(12.3)%	47,313	47,923

Income before noncontrolling interest	$18,224	$19,528	(6.7)%	$24,033	$21,108
Real estate depreciation & amortization	47,207	53,859	(12.4)%	47,295	47,905
Joint Ventures Real estate depreciation & amortization (1)	49,984	43,477	15.0%	44,234	44,640
FFO Contribution	$115,415	$116,864	(1.2)%	$115,562	$113,653

Non–building revenue	$(35)	$(327)	(89.3)%	$(1,268)	$(156)
Joint Ventures Non–building revenue (1)	(839)	(951)	(11.8)%	(184)	(2,547)

Interest expense & amortization of financing costs	17,794	13,102	35.8%	18,151	18,241
Joint Ventures Interest expense & amortization of financing costs (1)	33,469	38,139	(12.2)%	33,958	34,484
Non-real estate depreciation	18	18	—%	18	18
Joint Ventures Non-real estate depreciation (1)	57	57	—%	57	57
NOI	$165,879	$166,902	(0.6)%	$166,294	$163,750

Cash Adjustments
Non-cash adjustments	$(3,198)	$(4,246)	(24.7)%	$(6,420)	$(5,509)
Joint Venture non-cash adjustments (1)	(11,427)	(9,260)	23.4%	(9,327)	(7,118)
Cash NOI	$151,254	$153,396	(1.4)%	$150,547	$151,123

Operating Margins
NOI to real estate revenue, net	57.6%	56.3%		57.9%	57.0%
Cash NOI to real estate revenue, net	52.6%	51.7%		52.5%	52.6%

NOI before operating lease rent/real estate revenue, net	60.8%	59.5%		60.6%	60.2%
Cash NOI before operating lease rent/real estate revenue, net	55.5%	54.7%		54.9%	55.6%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	First Quarter 2021

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2021	Initial		Principal	As-Of	Final
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	3/31/2021	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)	Prepayment (3)
Secured fixed rate debt
100 Church Street	100.0	$203,697	4.68%		$4,663	Jul-22		$197,784	—	Jul-22	Apr-22
420 Lexington Avenue	100.0	292,672	3.99%		5,375	Oct-24		272,749	—	Oct-40	Jul-24
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27	Oct-26
1080 Amsterdam	92.5	34,773	3.59%		662	Feb-27		30,192	—	Feb-27	Open
		$1,081,142	4.30%		$10,700			$1,050,725
Unsecured fixed rate debt
Unsecured notes (swapped)		$350,000	1.52%		$—	Aug-21		$350,000	—	Aug-21	Open
Unsecured notes		499,830	3.25%		—	Oct-22		500,000	—	Oct-22	Open
Unsecured notes		301,817	4.50%		—	Dec-22		300,000	—	Dec-22	Open
Term loan A (swapped)		1,300,000	2.47%	(4)	—	Mar-23	(4)	1,300,000	—	Mar-23	Open
Term loan B (swapped)		200,000	1.14%		—	Nov-24		200,000	—	Nov-24	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Dec-25	Open
Junior subordinated deferrable interest debentures (swapped)		100,000	1.46%		—	Jul-35		100,000	—	Jul-35	Open
		$2,851,647	2.64%		$—			$2,850,000

Total Fixed Rate Debt		$3,932,789	3.10%		$10,700			$3,900,725
Floating rate debt
Secured floating rate debt
185 Broadway (LIBOR + 285 bps)	100.0	$168,870	2.96%		$—	Nov-21		$168,871	—	Nov-23	Open
609 Fifth Avenue (LIBOR + 295 bps)	100.0	57,651	3.06%		—	Mar-22		57,651	—	Mar-22	Open
220 East 42nd (LIBOR + 275 bps)	100.0	510,000	2.86%		—	Jun-23		510,000	—	Jun-25	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	1.31%		—	Sep-23		50,000	—	Sep-23	Open
		$786,521	2.80%		$—			$786,522
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)		$630,000	1.11%		$—	Mar-22		$630,000	Mar-23	Mar-23	Open
		$630,000	1.11%		$—			$630,000

Total Floating Rate Debt		$1,416,521	1.91%		$—			$1,416,522

Total Debt - Consolidated		$5,349,310	2.81%		$10,700			$5,317,247

Deferred financing costs		(30,558)
Total Debt - Consolidated, net		$5,318,752	2.81%

Total Debt - Joint Venture, net		$4,376,658	3.16%

Total Debt including SLG share of unconsolidated JV Debt		$9,771,895	2.97%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,784,829	3.01%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.11% or the effective 3-month LIBOR rate at the end of the quarter of 0.19%, as applicable. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) Represents a blended fixed rate inclusive of the effect of the following swaps: $100 million @ 0.14% maturing February 2022, $400 million @ 0.16% maturing February 2023, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

Supplemental Information	22	First Quarter 2021

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2021	Initial		Principal	As-Of	Final
	Ownership	3/31/21				Principal Amortization		Maturity		Due at Maturity	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share		Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)	Prepayment (3)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748		4.45%		$—	Jul-22		$32,748	—	Jul-22	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788		5.50%		—	Jul-22		38,788	—	Jul-22	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000		4.46%		—	Oct-22		105,000	—	Oct-22	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500		5.45%		—	Oct-22		32,500	—	Oct-22	Open
21 East 66th Street	32.3	12,000	3,874		3.60%		—	Apr-23		3,874	—	Apr-28	Open
919 Third Avenue	51.0	500,000	255,000		5.12%		—	Jun-23		255,000	—	Jun-23	Feb-23
1515 Broadway	56.9	815,876	463,980		3.93%		10,670	Mar-25		419,372	—	Mar-25	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000		3.84%		—	Sep-25		840,000	—	Sep-25	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120		3.37%		—	Feb-26		107,120	—	Feb-26	Open
400 East 57th Street	41.0	97,024 (4)	39,780	(4)	3.00%		628	Nov-26		36,723	—	Nov-26	Open
Worldwide Plaza	24.4	1,200,000	292,200		3.98%		—	Nov-27		292,200	—	Nov-27	Jul-27
Stonehenge Portfolio	Various	195,899 (5)	11,279		3.50%		176	Various	(5)	10,325	—	Various	Open
Total Fixed Rate Debt		$5,328,127	$2,222,269		4.08%	(6)	$11,474			$2,173,650
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000		1.84%		$—	Sep-21		$600,000	Sep-24	Sep-24	Open
One Vanderbilt (LIBOR + 250 bps)	71.0	1,283,292	911,265		2.61%		—	Sep-21		911,265	—	Sep-23	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500		2.76%		—	Oct-21		97,500	—	Oct-22	Open
2 Herald Square (LIBOR + 145 bps)	51.0	214,500	109,395		1.56%		—	Nov-21		109,395	—	Nov-23	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900		1.56%		—	Jan-22		6,900	Jan-23	Jan-23	Open
121 Greene Street (LIBOR + 200 bps)	50.0	13,771	6,885		2.11%		—	Nov-22		6,885	—	Nov-22	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431		3.51%		—	Sep-23		33,431	—	Sep-23	Open
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640		2.36%		—	Dec-23		179,640	—	Dec-25	Open
15 Beekman (LIBOR + 150 bps)	20.0	19,165	3,833		1.61%		—	Jan-24		3,833	—	Jul-25	Open
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000		1.46%		—	Feb-25		121,000	—	Feb-25	Open
One Madison Avenue (LIBOR + 335 bps)	50.5	40,104	20,253		3.46%		—	Nov-25		20,253	—	Nov-26	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000 (4)	110,000	(4)	1.55%		—	Aug-27		110,000	—	Aug-27	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	666	214		2.82%		14	Jun-33		2	—	Jun-33	Open
Total Floating Rate Debt		$4,185,048	$2,200,316		2.23%	(6)	$14			$2,200,104
Total unconsolidated JV Debt		$9,513,175	$4,422,585		3.16%	(6)	$11,488			$4,373,754
	Deferred financing costs	(98,252)	(45,927)
Total unconsolidated JV Debt, net		$9,414,923	$4,376,658		3.16%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.11%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) In April 2021, the Company entered into contract to sell its interest in the property.
(5) Amount is comprised of three mortgages totaling $132.4 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(6) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.						Composition of Debt
Revolving Credit Facility Covenants							Fixed Rate Debt
	Actual	Required						Consolidated		$3,932,789
Total Debt / Total Assets	42.9%	Less than 60%						SLG Share of JV		2,222,269
Fixed Charge Coverage	2.63x	Greater than 1.4x					Total Fixed Rate Debt			$6,155,058	63.0%
Maximum Secured Indebtedness	16.3%	Less than 50%
Maximum Unencumbered Leverage Ratio	54.3%	Less than 60%					Floating Rate Debt

Unsecured Notes Covenants								Consolidated		$1,416,521
	Actual	Required						SLG Share of JV		2,200,316
Total Debt / Total Assets	41.1%	Less than 60%								3,616,837	37.0%
Secured Debt / Total Assets	17.8%	Less than 40%				Floating Rate DPE and Other Investments				(352,650)	(3.6)%
Debt Service Coverage	3.13x	Greater than 1.5x					Total Floating Rate Debt			$3,264,187	33.4%
Unencumbered Assets / Unsecured Debt	232.4%	Greater than 150%					Total Debt			$9,771,895

Supplemental Information	23	First Quarter 2021

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2021 Scheduled		2022 Scheduled		2023 Scheduled		2024 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment		Cash Payment		Cash Payment		Cash Payment		Liabilities (1)	Expiration (2)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$6,909		$6,909		$6,909		$6,909		$92,921	2043
SL Green Headquarters at One Vanderbilt	71.0	—	(3)(4)	695	(3)(4)	1,398	(3)(4)	1,695	(3)	103,447	2048
625 Madison Avenue	100.0	4,613		2,306	(5)	—	(5)	—	(5)	5,622	2054
420 Lexington Avenue	100.0	11,199		11,199		11,199		11,199		178,819	2080
711 Third Avenue	100.0	5,500	(5)	5,500	(5)	5,500	(5)	5,500	(5)	51,761	2083	(6)
885 Third Avenue	100.0	759		759		759		759		15,363	2080
1080 Amsterdam Avenue	92.5	290		290		290		306		7,452	2111
Total		$29,270		$27,658		$26,055		$26,368		$455,385

Financing Leases
461 Fifth Avenue	100.0	$1,050		$—		$—		$—		$28,169	2084	(7)
1080 Amsterdam Avenue	92.5	404		404		404		426		22,512	2111
15 Beekman	100.0	3,041		3,087		3,133		3,180		101,941	2119	(8)
Total		$4,495		$3,491		$3,537		$3,606		$152,622

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	50.0	$1,659		$1,790		$1,790		$1,790		$17,569	2053
650 Fifth Avenue (Floors b-3)	50.0	1,428		1,441		1,458		1,569		30,982	2062
1560 Broadway	50.0	6,861		6,861		6,935		7,272		72,358	2114
Total		$9,948		$10,092		$10,183		$10,631		$120,909

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$6,695		$6,695		$6,786		$7,364		$98,987	2062
One Vanderbilt Avenue Garage	71.0	203		205		207		209		3,380	2069
2 Herald Square	51.0	7,107		7,285		7,467		7,654		223,900	2077	(8)
Total		$14,005		$14,185		$14,460		$15,227		$326,267

(1) Per the balance sheet as of March 31, 2021.
(2) Reflects exercise of all available extension options.
(3) Reflects scheduled cash payments net of our ownership interest.
(4) The 2021, 2022, and 2023 scheduled cash payments reflect free rent.
(5) Reflects known cash payments through ground rent reset date.
(6) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(7) In April 2021, the Company exercised its option to acquire the fee interest in the property. The transaction is expected to close in the second quarter of 2021. Scheduled cash payments do not reflect the purchase price.
(8) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.

Supplemental Information	24	First Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

3/31/2020	$1,783,336		$1,771,416	8.29%	8.20%

Debt investment originations/fundings/accretion(4)	43,228
Preferred Equity investment originations/accretion(4)	5,935
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(607,182)
Reserves/Realized Losses	(3,381)
6/30/2020	$1,221,936		$1,571,381	8.35%	8.63%

Debt investment originations/fundings/accretion(4)	94,062
Preferred Equity investment originations/accretion(4)	3,176
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(156,854)
Reserves/Realized Losses	(8,957)
9/30/2020	$1,153,363		$1,220,310	7.04%	7.07%

Debt investment originations/fundings/accretion(4)	5,935
Preferred Equity investment originations/accretion(4)	3,221
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(77,697)
Reserves/Realized Losses	(8,280)
12/31/2020	$1,076,542		$1,090,681	6.49%	6.80%

Debt investment originations/fundings/accretion(4)	17,465
Preferred Equity investment originations/accretion(4)	3,195
Redemptions/Sales/Syndications/Equity Ownership/Amortization	—
Reserves/Realized Losses	—
3/31/2021	$1,097,202	(5)	$1,102,569	6.77%	6.86%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.

Supplemental Information	25	First Quarter 2021

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2)(3)

Senior Mortgage Debt	$64,042	$1,249	$65,291		$—	$340	4.32%	4.74%

Junior Mortgage Participation	7,207	42,819	50,026		127,000	$1,466	7.68%	7.82%

Mezzanine Debt	281,401	437,503	718,904		4,476,210	$868	5.81%	5.86%

Preferred Equity	—	262,981	262,981		1,962,750	$936	9.85%	9.94%

Balance as of 3/31/21	$352,650	$744,552	$1,097,202	(4)		$880	6.77%	6.86%

	Debt and Preferred Equity Maturity Profile (5)
	2021	2022	2023	2024	2025 & Thereafter
Floating Rate	124,920	206,170	21,560	—	—
Fixed Rate	102,566	197,667	225,367	6,890	212,062
Sub-total	227,486	403,837	246,927	6,890	212,062

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.
(5) The weighted average maturity of the outstanding balance is 2.14 years. Approximately 34.8% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.89 years.

Supplemental Information	26	First Quarter 2021

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	3/31/2021	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$359,237	$1,002	(4)

Mezzanine Loan and Preferred Equity	211,419	Office	Manhattan	1,712,750	$1,080	10.96%

Mezzanine Loan	129,330	Office	Manhattan	1,115,000	$1,071	10.54%

Preferred Equity	106,812	Multi-Family Rental	Manhattan	250,000	$724	6.55%

Mortgage and Mezzanine Loans	60,922	Office	Manhattan	—	$442	5.57%

Mortgage and Mezzanine Loans	56,246	Residential/Retail	Manhattan	—	$720	3.61%

Mezzanine Loan	49,992	Office	Manhattan	275,000	$414	7.13%

Junior Mortgage Loan	42,820	Office Leasehold	Manhattan	67,000	$97	7.89%

Mezzanine Loan	41,652	Multi-Family Rental	Manhattan	280,000	$498	8.88%

Mezzanine Loan	36,639	Office	Manhattan	177,415	$658	6.60%

Total	$961,199

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan is on non-accrual at March 31, 2021.

Supplemental Information	27	First Quarter 2021

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-21	Dec-20	Sep-20	Jun-20	Mar-20		100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.9	99.3	99.3	99.3	99.3	99.3	$50,422	7.3	4.5	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1.0	88.9	88.9	82.6	82.6	82.6	11,998	1.7	1.1	25
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.0	76.7	89.3	89.3	89.9	91.3	13,339	1.9	1.2	53
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.8	99.6	99.6	99.4	99.5	99.5	47,852	6.9	4.3	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	5.3	94.1	94.1	96.5	97.0	97.0	69,219	10.0	6.2	33
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	91.2	91.2	91.2	74.9	74.9	16,389	2.4	1.5	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.7	85.7	90.5	91.7	91.7	90.4	81,278	11.9	7.2	180
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.9	86.2	86.2	86.2	87.3	87.3	16,653	2.4	1.5	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.3	85.9	89.5	89.5	89.5	90.4	56,527	8.2	5.1	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.4	99.9	99.9	99.9	99.9	99.9	49,283	7.1	4.4	8
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.5	100.0	100.0	100.0	100.0	100.0	10,645	1.5	1.0	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.8	100.0	100.0	100.0	100.0	100.0	16,110	2.3	1.4	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.4	96.4	89.1	89.1	91.3	91.3	36,045	5.2	3.2	21
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.2	85.8	89.3	89.3	90.2	94.1	44,185	6.4	4.0	42
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	5.0	79.8	79.8	94.1	93.3	92.7	79,117	11.5	7.1	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.6	80.7	81.2	87.9	87.3	87.6	38,871	5.6	3.5	41

Subtotal / Weighted Average				16	9,797,745	45.8%	90.4%	91.5%	93.7%	93.5%	93.7%	$637,933	92.3%	57.2%	516

"Non Same Store"
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	103,300	0.5	66.3	68.5	N/A	N/A	N/A	$6,082	0.9	0.5	9.0
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	625,300	2.9	86.8	88.5	92.7	N/A	N/A	47,477	6.8	4.3	16.0

Subtotal / Weighted Average				2	728,600	3.4%	83.9%	85.7%	92.7%	—	—	53,559	7.7%	4.8%	25

Total / Weighted Average Consolidated Properties				18	10,526,345	49.2%	90.0%	91.1%	93.6%	93.5%	93.7%	$691,492	100.0%	62.0%	541

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.7	95.8	95.8	95.8	95.8	88.2	$41,727		1.9	5
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.7	91.0	93.5	95.8	95.1	95.1	30,974		1.5	36
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.7	100.0	95.7	95.7	95.7	95.8	169,504		9.2	11
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.9	83.0	82.5	81.8	80.7	84.8	60,938		2.7	37
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.7	94.3	92.0	92.7	91.3	89.5	128,804		5.8	39
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.5	92.9	94.7	91.2	94.1	92.4	38,887		2.1	39
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.8	100.0	100.0	100.0	100.0	100.0	102,167		4.7	7
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	8.2	99.9	99.9	94.9	94.9	94.9	135,416		6.9	10
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	9.6	97.7	96.6	94.6	94.6	94.7	147,598		3.2	23

Subtotal / Weighted Average				9	10,869,183	50.8%	96.8%	95.6%	94.3%	94.2%	94.0%	$856,015		38.0%	207

Total / Weighted Average Unconsolidated Properties				9	10,869,183	50.8%	96.8%	95.6%	94.3%	94.2%	94.0%	$856,015		38.0%	207

Manhattan Operating Properties Grand Total / Weighted Average				27	21,395,528	100.0%	93.4%	93.4%	94.0%	93.9%	93.9%	$1,547,507			748
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,115,142		100.0%
Manhattan Operating Properties Same Store Occupancy %					20,666,928	96.6%	93.8%	93.6%	94.0%	93.9%	93.9%
Manhattan Operating Properties Same Store Leased Occupancy %							94.2%	94.4%	95.2%	95.5%	95.7%

(1) In April 2021, the Company exercised its option to purchase the ground lease. The transaction is expected to close in the second quarter of 2021.
(2) The Company owns 50% of the fee interest.

Supplemental Information	28	First Quarter 2021

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-21	Dec-20	Sep-20	Jun-20	Mar-20

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.5	100.0	100.0	100.0	100.0	100.0	$3,199	2.1	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.2	100.0	100.0	100.0	100.0	100.0	2,073	1.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.3	100.0	100.0	100.0	100.0	100.0	1,814	2.0	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	22.2	100.0	100.0	100.0	100.0	100.0	36,868	40.5	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	38.3	100.0	100.0	100.0	100.0	100.0	56,089	13.5	6
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.2	—	—	—	—	100.0	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.5	88.3	88.3	88.3	88.3	88.3	30,172	33.2	3
Added to Same Store in 2021
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.7	100.0	100.0	100.0	100.0	100.0	3,700	4.1	1

Subtotal/Weighted Average				9	299,090	95.9%	94.4%	94.4%	94.4%	94.4%	97.7%	$133,915	96.9%	15

"Non Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.1	100.0	100.0	N/A	N/A	N/A	$3,885	3.1	1
Subtotal/Weighted Average				1	12,946	4.1%	100.0%	100.0%	—%	—%	—%	$3,885	3.1%	1

Total / Weighted Average Retail Properties				10	312,036	100.0%	94.6%	94.6%	94.4%	94.4%	97.7%	$137,800	100.0%	16

Residential Properties
	Ownership			# of	Usable	Total	Occupancy (%)					Average Monthly Rent Per Unit ($'s) (1)	Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Mar-21	Dec-20	Sep-20	Jun-20	Mar-20

"Same Store" Residential
400 East 57th Street (2)	41.0	Upper East Side	Fee Interest	1	290,482	263	65.4	66.2	72.6	89.0	97.3	$3,763	$9,087	24.4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	38.5	35.4	33.3	83.3	97.9	4,198	2,209	13.4
Stonehenge Portfolio	Various	Various	Fee Interest	6	445,934	538	70.7	65.7	72.0	90.0	97.0	3,697	19,014	3
605 West 42nd Street - Sky (2)	20.0	Westside	Fee Interest	1	927,358	1,175	89.3	85.8	87.1	90.6	96.4	3,161	45,148	59.2
Subtotal/Weighted Average				9	1,746,024	2,073	79.1%	75.7%	78.8%	89.9%	96.8%	$3,372	$75,458	100.0%

Total / Weighted Average Residential Properties				9	1,746,024	2,073	79.1%	75.7%	78.8%	89.9%	96.8%	$3,372	$75,458

Suburban Properties
	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-21	Dec-20	Sep-20	Jun-20	Mar-20

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	81.6	83.3	85.4	85.8	84.9	$20,703	100.0	111
Subtotal/Weighted Average				7	862,800	100.0%	81.6%	83.3%	85.4%	85.8%	84.9%	$20,703	100.0%	111

Total / Weighted Average Suburban Properties				7	862,800	100.0%	81.6%	83.3%	85.4%	85.8%	84.9%	$20,703	100.0%	111

(1) Calculated based on occupied units. Amounts in dollars.
(2) In April 2021, the Company entered into contract to sell its interest in the property.

Supplemental Information	29	First Quarter 2021

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-21	Dec-20	Sep-20	Jun-20	Mar-20

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	1.4	3.6	3.6	3.6	3.6	3.6	$32	0.1	$14,661	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	8.2	100.0	100.0	100.0	100.0	100.0	11,224	20.4	175,729	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	33.3	26.1	26.7	32.0	32.7	33.5	20,463	37.1	286,995	20
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	9.4	23.3	23.3	23.3	54.3	54.3	1,977	3.6	100,215	1
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	46.1	39.1	66.9	68.4	89.4	91.2	21,406	38.8	303,513	23
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.2	—	100.0	100.0	100.0	100.0	—	—	299,005	—
762 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,109	0.4	—	32.8	32.8	32.8	55.1	—	—	16,689	—
Total / Weighted Average Development / Redevelopment Properties				8	1,692,126	100.0%	37.1%	51.5%	54.0%	66.8%	68.0%	$55,102	100.0%	$1,196,807	46

Construction in Progress
								Future Equity
					Equity Contributed			Contributions		Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage								Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company		Partners	Company	Partners	Drawn	Available	Budget (2)

One Vanderbilt	1,657,198	71.0	Q3 2020 (3)	73.8	$1,108,153	(4)	$452,513	$—	$—	$1,283,292	$466,708	$3,310,666
185 Broadway	198,488	100.0	Q3 2021	—	77,645		—	3,683	—	168,870	56,130	306,328
15 Beekman (5)	221,884	20.0	(5)	100.0	7,650		30,600	11,252	45,008	19,165	105,835	219,510
One Madison	1,048,700	50.5	Q4 2023	—	545,004		54,138	—	438,107	40,104	1,209,896	2,287,249

Total Construction In Progress					$1,738,452		$537,251	$14,935	$483,115	$1,511,431	$1,838,569	$6,123,753

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) Issued September 11, 2020.
(4) Reflects land contributed to the project at a value of $567.4 million, inclusive of a market value adjustment of $235.9 million.
(5) The space is 100% leased to Pace University for 30 years. Delivery of the academic space and dormitory space is estimated for Q4 2022 and Q3 2023, respectively.

Supplemental Information	30	First Quarter 2021

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-21	Dec-20	Sep-20	Jun-20	Mar-20		100%	SLG

HIGH STREET RETAIL - Consolidated Properties
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	100.0	$—	—	—	—
760 Madison Avenue(1)	100.0	Plaza District	Fee Interest	1	21,124	1.5	—	100.0	100.0	100.0	100.0	—	—	—	—
762 Madison Avenue(1)	100.0	Plaza District	Fee Interest	1	6,109	0.4	—	32.8	32.8	32.8	55.1	—	—	—	—

Subtotal / Weighted Average				3	37,273	2.6%	—%	62.0%	62.0%	62.0%	92.6%	$—	—%	—%	—

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,199	1.1	0.6	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,073	0.7	0.4	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	100.0	N/A	N/A	N/A	3,885	1.3	0.9	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,700	1.3	1.2	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,814	0.6	0.6	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.7	100.0	100.0	100.0	100.0	100.0	36,868	12.8	11.5	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.2	100.0	100.0	100.0	100.0	100.0	56,089	19.5	3.8	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.9	88.3	88.3	88.3	88.3	88.3	30,172	10.4	9.4	3

Subtotal / Weighted Average				9	301,996	20.7%	97.8%	97.8%	97.7%	97.7%	97.7%	$137,800	47.7%	28.4%	16

Total / Weighted Average Prime Retail				12	339,269	23.3%	87.0%	93.8%	93.6%	93.6%	97.1%	$137,800	47.7%	28.4%	16

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.2	100.0	100.0	100.0	100.0	100.0	$3,610	1.2	2.3	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	77.6	94.8	81.6	86.8	86.8	2,290	0.8	1.4	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.2	97.3	97.3	97.3	100.0	100.0	5,107	1.8	3.2	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.4	82.2	82.2	82.2	85.6	85.6	2,258	0.8	1.4	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.7	100.0	100.0	100.0	100.0	100.0	3,604	1.2	2.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	3.1	90.3	90.3	90.3	90.3	90.3	5,033	1.7	3.1	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	17,114	1.2	15.9	15.9	15.9	100.0	100.0	865	0.3	0.5	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.9	100.0	100.0	100.0	100.0	100.0	6,051	2.1	3.8	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.1	99.7	100.0	100.0	100.0	100.0	2,279	0.8	1.4	1
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	7,263	0.5	70.0	100.0	N/A	N/A	N/A	1,870	0.6	1.2	1
625 Madison Avenue(1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.4	87.7	93.5	93.5	94.8	100.0	13,837	4.9	8.7	16
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.6	100.0	100.0	100.0	100.0	100.0	3,544	1.2	2.2	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	2.0	100.0	100.0	100.0	100.0	100.0	3,908	1.4	2.4	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.8	100.0	100.0	100.0	100.0	100.0	3,230	1.1	2.0	3
750 Third Avenue(1)	100.0	Grand Central North	Fee Interest	1	24,827	1.7	53.2	66.7	66.7	72.3	72.3	1,775	0.6	1.1	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	98.6	98.6	100.0	100.0	100.0	4,398	1.5	2.7	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.9	97.4	97.4	97.4	N/A	N/A	670	0.2	0.4	2
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	310	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.6	100.0	100.0	100.0	77.7	100.0	6,863	2.4	4.3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	62.6	62.6	62.6	62.6	62.6	2,342	0.8	1.5	5

Subtotal / Weighted Average				20	610,583	41.9%	90.1%	92.2%	91.8%	91.7%	93.8%	$73,844	25.5%	46.0%	85

Supplemental Information	31	First Quarter 2021

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Mar-21	Dec-20	Sep-20	Jun-20	Mar-20		100%	SLG

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.5	83.2	83.2	83.2	83.2	83.2	$21,414	7.3	6.9	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.7	100.0	100.0	100.0	100.0	100.0	3,615	1.3	1.2	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.7	98.9	98.9	98.9	98.9	97.6	3,396	1.2	1.3	6
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.7	100.0	100.0	100.0	100.0	100.0	3,614	1.3	1.1	8
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.9	100.0	100.0	100.0	100.0	100.0	1,630	0.6	0.5	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.7	66.6	66.6	66.6	66.6	66.6	1,365	0.5	0.3	8
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,922	0.7	0.7	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.1	98.9	98.9	98.9	100.0	100.0	3,498	1.2	1.1	4
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		12.8	100.0	100.0	100.0	100.0	100.0	34,403	11.8	12.3	9
World Wide Plaza	24.4	Westside	Fee Interest	1	10,592	(2)	0.7	93.6	100.0	100.0	100.0	100.0	1,355	0.5	0.2	7
Stonehenge Portfolio	Various	Various	Fee Interest	2	19,231		1.3	49.5	76.8	76.8	76.8	76.8	1,179	0.4	—	4

Subtotal / Weighted Average				12	506,989		34.8%	94.0%	95.2%	95.2%	97.7%	97.6%	$77,391	26.8%	25.6%	57

Total / Weighted Average Other Retail				32	1,117,572		76.7%	91.9%	93.6%	93.4%	94.4%	95.5%	$151,235	52.3%	71.6%	142

Retail Grand Total / Weighted Average				44	1,456,841		100.0%	90.8%	93.6%	93.4%	94.2%	95.8%	$289,035	100.0%		158
Retail Grand Total - SLG share of Annualized Rent													$160,318		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	32	First Quarter 2021

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (1)	Annualized Contractual Rent PSF	Credit Rating (2)
Tenant Name	Property
Viacom CBS, Inc.	1515 Broadway	57.0	Jun 2031	1,603,126	$97,198	$55,403	4.4%	$60.63
	1515 Broadway	57.0	Mar 2028	9,106	2,013	1,147	0.1%	221.01
	555 West 57th Street	100.0	Dec 2023	338,527	17,227	17,227	1.4%	50.89
	Worldwide Plaza	24.4	Jan 2027	32,598	2,278	555	—%	69.89
				1,983,357	$118,716	$74,332	5.9%	$59.86	BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$80,193	$48,117	3.8%	$63.35	A+
Latham & Watkins LLP	885 Third Avenue	100.0	Jun 2021	408,559	$36,451	$36,451	2.9%	$89.22
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$49,021	$29,412	2.3%	$84.69	A-

TD Bank US Holding Company	1 Vanderbilt Avenue	71.0	Jul 2041	192,395	$26,819	$19,041	1.5%	$139.40
	125 Park Avenue	100.0	Oct 2030	51,707	3,382	3,382	0.3%	65.40
	125 Park Avenue	100.0	Aug 2030	6,234	2,538	2,538	0.2%	407.13
				250,336	$32,739	$24,961	2.0%	$130.78	AA-

Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Dec 2022	625,140	$47,876	$24,417	2.0%	$76.58
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$21,102	$21,102	1.7%	$41.38	Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,970	$20,970	1.7%	$96.07

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,087	$20,087	1.7%	$58.25
	420 Lexington Avenue	100.0	Sep 2021	7,537	507	507	—%	67.23
	110 East 42nd Street	100.0	Oct 2021	1,840	127	127	—%	68.89
				354,250	$20,721	$20,721	1.7%	$58.49	Baa3

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	$19,094	$19,094	1.5%	$61.97

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,785	$12,785	1.0%	$73.44
	11 Madison Avenue	60.0	Sep 2030	104,618	9,817	5,890	0.5%	93.84
				278,687	$22,602	$18,675	1.5%	$81.10

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$36,868	$18,434	1.5%	$532.66	AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$34,079	$17,380	1.4%	$61.16
Cravath, Swaine & Moore LLP	Worldwide Plaza	24.4	Aug 2024	617,135	$68,041	$16,568	1.3%	$110.25
McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Jan 2043	146,642	$23,308	$16,549	1.3%	$158.95
National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,820	$15,820	1.3%	$106.73

WeWork	609 Fifth Avenue	100.0	Apr 2036	138,563	$11,223	$11,223	0.9%	$81.00
	2 Herald Square	51.0	Feb 2036	153,061	8,850	4,513	0.4%	57.82
				291,624	$20,073	$15,736	1.3%	$68.83

Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,501	$15,501	1.2%	$92.73	BBB-
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	153,783	$21,527	$15,284	1.2%	$139.98	BBB+
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	$14,959	$14,959	1.2%	$64.72

Total				9,163,464	$719,661	$484,483	38.7%	$78.54

(1) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.
(2) Corporate or bond rating from S&P or Moody's.

Supplemental Information	33	First Quarter 2021

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	34	First Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/20			1,717,735

Less: Sold Vacancies	55 West 46th Street - Tower 46		(28,174)
Less: Property in redevelopment	750 Third Avenue		(257,789)

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	1	8,925	8,925	$123.86
	110 Greene Street	4	25,524	23,416	74.13
	420 Lexington Avenue	9	94,166	102,344	60.86
	485 Lexington Avenue	4	127,497	127,008	75.86
	800 Third Avenue	2	17,541	18,054	78.50
	810 Seventh Avenue	2	24,139	27,020	52.83
	885 Third Avenue	4	10,564	10,564	73.76
	1350 Avenue of the Americas	2	4,434	4,854	92.42
	1515 Broadway	1	32,000	33,799	67.38
	Total/Weighted Average	29	344,790	355,984	$70.38

Retail
	110 Greene Street	2	5,204	5,592	$162.86
	590 Fifth Avenue	1	2,182	2,182	986.10
	555 West 57th Street	1	100	210	197.42
	World Wide Plaza	2	37,322	35,917	62.19
	Total/Weighted Average	6	44,808	43,901	$121.58

	Total Space which became available during the quarter
	Office	29	344,790	355,984	$70.38
	Retail	6	44,808	43,901	$121.58
		35	389,598	399,885	$76.00

	Total Available Space		1,821,370

(1) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	35	First Quarter 2021

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,821,370

Office
	11 Madison Avenue	1	11.3	98,175	99,556	$83.00	$—	$161.33	15.0
	100 Park Avenue	2	3.9	4,541	5,109	84.53	79.78	125.19	3.0
	280 Park Avenue	2	8.9	28,784	29,102	90.16	—	95.57	5.5
	420 Lexington Avenue	7	10.6	37,257	49,262	60.11	62.06	88.35	8.8
	485 Lexington Avenue	4	9.1	94,615	95,571	56.73	70.42	27.79	2.6
	711 Third Avenue	2	13.5	38,397	40,477	63.29	71.01	111.19	5.9
	800 Third Avenue	2	1.9	7,978	8,545	68.11	79.91	6.29	1.6
	1350 Avenue of the Americas	1	0.8	1,464	1,558	80.00	—	—	1.0
	1515 Broadway	1	10.8	32,000	33,799	54.79	52.00	63.00	10.0
	World Wide Plaza	1	11.7	24,368	24,396	80.00	—	100.00	—
	Total/Weighted Average	23	10.4	367,579	387,375	$69.12	$66.37	$91.94	7.6

Retail
	110 Greene Street	1	0.5	2,602	2,822	$76.54	$159.86	$—	—
	World Wide Plaza	1	11.0	36,649	35,241	35.47	61.10	—	—
	Total/Weighted Average	2	10.2	39,251	38,063	$38.51	$68.42	$—	—

Leased Space
	Office (3)	23	10.4	367,579	387,375	$69.12	$66.37	$91.94	7.6
	Retail	2	10.2	39,251	38,063	38.51	68.42	—	—
	Total	25	10.3	406,830	425,438	$66.38	$66.75	$83.71	6.9

Total Available Space as of 3/31/2021				1,414,540

Early Renewals
Office
	100 Church Street	1	0.4	89,776	89,514	$51.20	$43.44	$—	—
	110 Greene Street	1	1.0	6,258	6,258	65.00	80.03	—	1.8
	810 Seventh Avenue	2	3.2	23,385	24,053	58.41	73.00	0.91	4.6
	1350 Avenue of the Americas	1	1.0	1,607	1,607	80.00	91.54	—	—
	Total/Weighted Average	5	1.0	121,026	121,432	$53.72	$51.82	$0.18	1.0

Retail
	110 Greene Street	1	1.0	2,812	2,812	$64.01	$123.23	$—	2.0
	125 Park Avenue	1	5.0	6,955	17,017	93.26	84.22	—	—
	420 Lexington Avenue	1	5.0	25,082	40,334	97.08	68.48	—	—
	810 Seventh Avenue	1	7.0	1,800	3,516	61.43	169.08	—	10.0
	Total/Weighted Average	4	4.9	36,649	63,679	$92.63	$80.66	$—	0.6

Renewals
	Early Renewals Office	5	1.0	121,026	121,432	$53.72	$51.82	$0.18	1.0
	Early Renewals Retail	4	4.9	36,649	63,679	$92.63	$80.66	$—	0.6
	Total	9	2.4	157,675	185,111	$67.11	$61.74	$0.12	0.9

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Average starting office rent excluding new tenants replacing vacancies is $58.70/rsf for 171,193 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $56.64/rsf for 292,625 rentable SF.

Supplemental Information	36	First Quarter 2021

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)

1st Quarter 2021 (4)	11	41,386	0.41%	$2,557,164	$61.79	$60.57	1	266	—%	$6,600	$24.81	$25.00
2nd Quarter 2021	23	458,657	4.55%	39,113,137	85.28	78.75	5	53,824	0.50%	4,077,415	75.75	73.01
3rd Quarter 2021	17	223,459	2.22%	12,705,137	56.86	62.48	5	74,871	0.69%	5,407,029	72.22	77.69
4th Quarter 2021	22	74,082	0.74%	5,906,906	79.73	66.92	9	146,034	1.34%	12,130,889	83.07	70.30

Total 2021	73	797,584	7.92%	$60,282,344	$75.58	$72.15	20	274,995	2.53%	$21,621,933	$78.63	$72.80

2022	94	789,619	7.84%	$61,327,898	$77.67	$69.09	28	933,628	8.59%	$83,745,941	$89.70	$87.47
2023	66	833,931	8.28%	53,024,102	63.58	61.81	16	386,165	3.55%	35,480,905	91.88	74.75
2024	48	372,097	3.70%	26,494,008	71.20	66.27	23	975,800	8.98%	107,072,322	109.73	80.58
2025	57	651,759	6.47%	57,022,989	87.49	69.69	13	413,397	3.80%	36,357,808	87.95	77.77
2026	50	957,450	9.51%	66,314,061	69.26	64.12	25	532,685	4.90%	54,491,662	102.30	93.76
2027	35	616,784	6.13%	48,964,495	79.39	66.59	17	344,966	3.17%	30,576,807	88.64	80.97
2028	30	594,995	5.91%	43,235,965	72.67	68.90	15	171,729	1.58%	19,056,819	110.97	93.27
2029	20	422,377	4.19%	28,431,131	67.31	62.21	10	649,147	5.97%	43,132,047	66.44	74.58
2030	21	835,817	8.30%	62,528,836	74.81	70.91	14	405,189	3.73%	39,312,752	97.02	86.49
Thereafter	61	3,196,592	31.75%	183,866,267	57.52	58.35	31	5,781,723	53.20%	385,166,941	66.62	77.58
	555	10,069,005	100.00%	$691,492,096	$68.68	$64.48	212	10,869,424	100.00%	$856,015,937	$78.75	$79.79

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to March 31, 2021.

Supplemental Information	37	First Quarter 2021

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)

High Street Retail
2021 (4)	—	—	—%	$—	$—	$—	4	30,183	10.69%	$8,611,577	$285.31	$109.25
2022	—	—	—%	—	—	—	—	—	—%	—	—	—
2023	—	—	—%	—	—	—	4	57,939	20.52%	29,206,061	504.08	297.16
2024	—	—	—%	—	—	—	1	7,793	2.76%	5,771,916	740.65	1,026.56
2025	—	—	—%	—	—	—	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	26.36%	32,140,224	431.85	282.98
2027	—	—	—%	—	—	—	1	3,655	1.29%	802,524	219.57	102.98
2028	—	—	—%	—	—	—	—	—	—%	—	—	—
2029	—	—	—%	—	—	—	1	31,174	11.04%	22,338,735	716.58	375.97
2030	—	—	—%	—	—	—	—	—	—%	—	—	—
Thereafter	—	—	—%	—	—	—	2	77,154	27.34%	38,928,822	504.56	488.27
	—	—	—%	$—	$—	$—	17	282,322	100.00%	$137,799,859	$488.09	$351.88
Vacancy (5)		37,692				488.55		—				—
		37,692				$488.55		282,322				$351.88

Other Retail
2021 (4)	3	13,955	2.50%	$1,518,435	$108.81	$82.41	3	3,818	0.81%	$404,231	$105.88	$94.57
2022	15	72,316	12.96%	14,766,939	204.20	170.82	8	85,454	18.08%	21,152,321	247.53	228.37
2023	5	32,043	5.74%	5,141,088	160.44	108.85	4	13,896	2.94%	2,123,130	152.79	132.60
2024	6	27,951	5.01%	3,726,772	133.33	115.93	5	8,733	1.85%	3,076,112	352.24	290.85
2025	4	29,597	5.30%	4,538,074	153.33	100.72	1	616	0.13%	188,171	305.47	120.00
2026	6	12,058	2.16%	1,260,993	104.58	86.46	4	20,182	4.27%	9,901,391	490.61	430.00
2027	5	28,652	5.13%	4,042,345	141.08	103.15	7	26,316	5.57%	11,565,459	439.48	374.41
2028	7	19,643	3.52%	2,951,935	150.28	134.54	6	28,870	6.11%	4,392,317	152.14	145.54
2029	4	26,263	4.71%	1,647,502	62.73	69.20	7	65,562	13.87%	4,721,878	72.02	80.33
2030	11	98,995	17.74%	17,702,606	178.82	138.90	6	29,218	6.18%	12,524,179	428.65	349.84
Thereafter	19	196,658	35.23%	16,546,996	84.14	63.18	6	190,102	40.19%	7,341,949	38.62	42.74
	85	558,131	100.00%	$73,843,685	$132.31	$103.64	57	472,767	100.00%	$77,391,138	$163.70	$149.50
Vacancy (5)		53,976				169.25		29,388				125.99
		612,107				$109.43		502,155				$148.12

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of March 31, 2021. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to March 31, 2021.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	38	First Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2021
2001 - 2020 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	94.1
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	86.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	—
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	85.9
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	26.1
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	85.9
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	92.9
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	88.8
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	88.9
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	94.3
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	91.0
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.2
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	76.7
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	97.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	76.7
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	86.8
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	66.3
					39,959,123	$23,853,062

Supplemental Information	39	First Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2020 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
					25,844,665	$17,715,250	$685
2021 Dispositions
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0%	Fee Interest	347,000	$275,000	$793
					347,000	$275,000	$793

Supplemental Information	40	First Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition
2007 - 2020 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9
					6,198,100	$1,733,440

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)	Price ($'s/SF)
2008 - 2020 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100	161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750	130
					7,433,341	$1,762,408	$237

Supplemental Information	41	First Quarter 2021

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	3/31/2021
2005 - 2020 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	55.9
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	38.5
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Various	100.0	Fee Interest	2,589,184	40,000	96.5	70.7
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	89.3
Jul-18	1231 Third Avenue	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	23.3
Jan-20	15 Beekman	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
					14,074,062	$6,705,499

Supplemental Information	42	First Quarter 2021

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2020 Dispositions
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
					10,079,173	$8,122,753	$806
2021 Dispositions
Jan-21	712 Madison Avenue	Plaza District	100.0%	Fee Interest	6,600	$43,000	$6,515
Feb-21	133 Greene Street	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Soho	100.0	Fee Interest	5,928	34,978	5,900
					18,953	$93,774	$4,948

Supplemental Information	43	First Quarter 2021

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of	Robert Schiffer
Leasing and Real Property	Managing Director

Brett Herschenfeld
Managing Director

Supplemental Information	44	First Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	45	First Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended
	March 31,
	2021	2020

Net (loss) income attributable to SL Green common stockholders	$(7,464)	$114,801
Add:
Depreciation and amortization	62,996	68,279
Joint venture depreciation and noncontrolling interest adjustments	55,702	56,318
Net (loss) income attributable to noncontrolling interests	(1,975)	5,909
Less:
(Loss) gain on sale of real estate, net	(1,388)	72,636
Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(12,629)	—
Purchase price and other fair value adjustment	2,664	—
Depreciable real estate reserves	(8,241)	—
Depreciation on non-rental real estate assets	527	650
FFO attributable to SL Green common stockholders and noncontrolling interests	$128,326	$172,021

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020

Net (loss) income	$(3,855)	$200,340	$20,677	$66,627	$127,114
Interest expense, net of interest income	23,388	25,579	23,536	30,070	37,494
Amortization of deferred financing costs	3,774	3,482	3,151	2,661	2,500
Income taxes	708	(859)	—	900	1,134
Depreciation and amortization	62,996	56,932	92,516	95,941	68,279
Loss (gain) on sale of real estate	1,388	(51,882)	(26,104)	(64,884)	(72,636)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	12,629	(2,961)	—	—	—
Purchase price and other fair value adjustments	(2,664)	(187,522)	—	—	—
Depreciable real estate reserves	8,241	53,827	6,627	—	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	91,989	90,169	87,630	81,843	88,724
EBITDAre	$198,594	$187,105	$208,033	$213,158	$252,609

Supplemental Information	46	First Quarter 2021

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended
	March 31,
	2021	2020

Net (loss) income	$(3,855)	$127,114
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	12,629	—
Purchase price and other fair value adjustments	(2,664)	—
(Loss) gain on sale of real estate, net	1,388	(72,636)
Depreciable real estate reserves	8,241	—
Depreciation and amortization	62,996	68,279
Interest expense, net of interest income	23,388	37,494
Amortization of deferred financing costs	3,774	2,500
Operating income	105,897	162,751

Equity in net loss from unconsolidated joint ventures	2,864	12,814
Marketing, general and administrative expense	22,885	19,570
Transaction related costs, net	22	65
Investment income	(19,273)	(38,533)
Loan loss and other investment reserves, net of recoveries	—	11,248
Non-building revenue	(192)	(7,268)
Net operating income (NOI)	112,203	160,647

Equity in net loss from unconsolidated joint ventures	(2,864)	(12,814)
SLG share of unconsolidated JV depreciation and amortization	55,275	45,874
SLG share of unconsolidated JV interest expense, net of interest income	33,427	35,777
SLG share of unconsolidated JV amortization of deferred financing costs	2,885	1,687
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—
SLG share of unconsolidated JV investment income	(296)	(307)
SLG share of unconsolidated JV non-building revenue	(2,425)	(1,215)
NOI including SLG share of unconsolidated JVs	198,205	229,649

NOI from other properties/affiliates	(32,326)	(62,747)
Same-Store NOI	165,879	166,902

Operating lease straight-line adjustment	245	288
Joint Venture operating lease straight-line adjustment	232	342
Straight-line and free rent	(3,202)	(2,818)
Amortization of acquired above and below-market leases, net	(241)	(1,716)
Joint Venture straight-line and free rent	(7,356)	(5,781)
Joint Venture amortization of acquired above and below-market leases, net	(4,303)	(3,821)
Same-store cash NOI	$151,254	$153,396

Supplemental Information	47	First Quarter 2021

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6139	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	Michael.R.Lewis@truist.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	48	First Quarter 2021